Citizens Communications Donald R. Shassian Chief Financial Officer January, 2008 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private
Securities Litigation Reform Act of 1995.  These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as “believe,” “anticipate,” “expect,” and similar expressions are intended to identify forward-looking statements.  Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements.  These risks and uncertainties are based on a number of factors, including but not limited to:
Reductions in the number of our access lines and high-speed internet subscribers; The effects of competition from cable, wireless and other wireline carriers (through voice over internet protocol (VOIP) or otherwise); The effects of greater than anticipated competition requiring new pricing, marketing strategies or new product offerings and the risk that we will not respond on a timely or profitable basis; The effects of general and local economic and employment conditions on our revenues; Our ability to effectively manage service quality; Our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to our customers; Our ability to sell enhanced and data services in order to offset ongoing declines in revenue from local services, switched access services and subsidies; Changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulators; The effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, including potential changes in state rate of return limitations on our earnings, access charges and subsidy payments, and regulatory network upgrade and reliability requirements; Our ability to effectively manage our operations, operating expenses and capital expenditures, to pay dividends and to reduce or refinance our debt; Adverse changes in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability and/or increase the cost of financing; The effects of bankruptcies in the telecommunications industry, which could result in potential bad debts; The effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our ongoing network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; The effects of increased medical, retiree and pension expenses and related funding requirements; Changes in income tax rates, tax laws, regulations or rulings, and/or federal or state tax assessments; The effects of state regulatory cash management policies on our ability to transfer cash among our subsidiaries and to the parent company; Our ability to successfully renegotiate union contracts expiring in 2008 and thereafter; Our ability to pay a $1.00 per common share dividend annually may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes (which will increase in the future) and our liquidity; The effects of utilizing our Federal and state net operating loss carry forwards and AMT tax credit carry forwards which has significantly increased our cash taxes in 2007 and will continue to do so in 2008 and 2009; The effects of any future liabilities or compliance costs in connection with worker health and safety matters; The effects of any unfavorable outcome with respect to any of our current or future legal, governmental, or regulatory proceedings, audits or disputes;
and The effects of more general factors, including changes in economic, business and industry conditions. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by securities laws

Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures in evaluating its performance.  These include free cash flow and EBITDA or “operating cash flow” which we define as operating income plus depreciation and amortization. A reconciliation of the differences between EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the tables that follow.  The non-GAAP financial measures are by definition not measures of financial performance under generally accepted accounting principles and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.
The Company believes that presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.
Management uses these non-GAAP financial measures to plan and measure the performance of its core operations, and its divisions measure performance and report to management based upon these measures. In addition, the Company believes that free cash flow and EBITDA, as the
Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments. The Company has shown adjustments to its financial presentations to exclude severance and early retirement costs in 2004, 2005, 2006 and 2007 and management succession and strategic alternatives expenses in 2004 because the Company believes that the magnitude of such costs incurred in any one period materially exceeds that which has been incurred by the Company in any other period during 2004 through 2007.
Management uses these non-GAAP financial measures to (i) assist in analyzing the Company’s underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions.  Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures.  The Company believes that the non-GAAP financial measures are meaningful and useful for the reasons outlined above.
While the Company utilizes these non-GAAP financial measures in managing and analyzing its business and financial condition and believes they are useful to management and to investors for the reasons described above, these non-GAAP financial measures have certain shortcomings.  In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure.  EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure.  Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures.  The information in this presentation should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Be the leader in providing communications services to residential and business customers in our markets.

- Put the customer first
- Treat one another with respect
- Keep our commitments; Be accountable
- Be ethical in all of our dealings
- Take the initiative
- Be team players
- Be innovative; Practice continuous improvement
- Be active in our communities
- Do it right the first time
- Use resources wisely
- Have a positive attitude

Our Values: Frontier 3 Ps People Product Profit Our Mission:

Our Management Team
Position: Officer Since: Officer:
Sr. Vice President, General Manager - New Business
Operations
10/2007 Melinda White
Sr. Vice President, Human Resources 02/2006
Cecilia K.
McKenney
Sr. Vice President, General Counsel, Secretary 07/2005 Hilary E. Glassman
Exec. Vice President - Sales, Marketing and Business
Development
02/2005 Peter B. Hayes
Chief Operating Officer, Executive Vice President 01/2002 Daniel J. McCarthy
Chief Financial Officer 04/2006 Donald R. Shassian
Chairman of the Board, Chief Executive Officer, President 11/2004 Maggie Wilderotter

What You Can Expect From Us
Provide a Unique Customer Experience
Annual Growth in Customer Revenue
Innovative Marketing
New Products
Consistently Strong EBITDA Margins
Efficient Execution of Our Operating Strategy
“Competitively Fit” – Lean & Flexible
Shareholder Friendly Actions
Sustainable, Consistent Dividend
Share Repurchases

7 Keys to Success Great Assets Unique Customer Experience Proven Ability to Integrate New Properties Consistent Delivery of “Best in Class” Results Focus on Shareholder Friendly Actions

Great Assets
Diverse Geographic Mix
Rural Footprint (17 Lines / Sq Mile)
Mature Cable VOIP Competition (57% of Our Footprint)
Diverse Revenue Base (24 States / 282 counties)
Limited Exposure to Overheated Housing Markets
Reliable, Robust Networks
Diverse, High Capacity Data Backbone
12,060 Route Miles / Avg. 65% Utilized
Extensive HSI Availability
89% Availability
(1Mb-89% / 3Mb-72% / 6Mb-48% / 20Mb-15%)

Great Assets
Efficient Operating Structure
Centralized Common Support Functions
Consolidation of Billing Systems
Standardized Field Organizations
Flexible Work Rules
Dedicated and Experienced Workforce
Hiring and Retaining “Great Athletes”
Motivated, Results Oriented Culture
Innovative Solutions to Increase Workforce Efficiency
Work-at-Home Program

A Unique Customer Experience
Big Company Advantages, Small Company Feel
Local Manager Structure Cultivates Local Relationships
“Peace of Mind” Experience
Full HSI Installations
PC Data Back up and Restore
PC Assistance and 24 hour Technical Support
PC Tune up  / Disk Service Cleanup
Wireless Network Diagnostic and Repair
Printer Setup and Troubleshooting
MP3 / iPod setup and training
Security/Virus Scans and Clean up
Exceptional Service Levels
24 hour Customer Service and Unique Welcome Process
Technician / Customer Interface
Broad Spectrum of Products & Services
CRM Launched; Additional Initiatives Underway

A Unique Customer
Experience
Maintaining Stable Base of Secure
Customers in Light of Increasing
Competitive Pressures
6% Compounded Annual Growth
in Customer ARPU (’04-’07)
$100M in Revenue from New
Products¹
(’05–’07)
69% of Residential HSI on PPP
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2,400
2,600
2004 2005 2006 2007
$50.00
$52.00
$54.00
$56.00
$58.00
$60.00
$62.00
$64.00
$66.00
Access Lines (in 000s) Customer ARPU (a)
(a) Excludes Commonwealth Telephone
1
New product revenues are primarily made up of High Speed Internet, Unlimited Statewide & Nationwide Long Distance Plans, Feature Bundles, Video,
Internet Portal, and Wireless Data.

Integrating New Properties
Clearly Established Acquisition Criteria
Commonwealth Telephone
Global Valley Networks
Proven Integration Process Provides
Confidence in Achieving Synergy Targets
Commonwealth Integration
7% Growth in Average Revenue Per Line
36% Growth in HSI Subscribers
>95% of New HSI Adds on Price Protection Plans
Revised Expense Synergy Target of $40M
$21M in Annual Synergies Realized as of 9/30/07

“Best – In – Class” Results
Consistent Ability to Grow Customer Revenue
22 New Products Rolled Out in past 3 years
$100 Million in New Revenue
Industry Leading EBITDA Margins
55.2%
(1)
- For the Nine Months Ending September, 2007
Strong, Stable Free Cash Flow Generation
Exceptional Customer Satisfaction
(1) EBITDA, as adjusted, excludes severance and early retirement costs, and management succession and strategic alternatives expenses. For a detailed definition of EBITDA, refer to page 17.

Focus on Shareholder Value
Shareholder Friendly Actions
Consistent, Sustainable Dividend
Annual Share Buybacks
Stable Ratings Outlook
Solid Balance Sheet
Investment Grade Debt Covenants
No Debt Refinancing Needed Until 2011

Selected Financial Metrics
$1,711 $2,025 $2,017 $2,022 Revenue
9 Months
$423 $561 $543 $503 Free Cash Flow (4)
$203 $269 $259 $264 CAPEX
$1,345 $1,597 $1,584 $1,564 Customer Revenue (1)
- % of Revenue
- % of Revenue
EBITDA Margin % (3)
HSI Penetration
- %-age Growth (2)
($ in Millions)
24.7% 27.7% 26.9% 24.9%
11.9% 13.3% 12.8% 13.1%
55.2% 55.7% 55.3% 54.5%
20.2% 18.5% 14.2% 9.4%
0.8% 0.8% 1.3% 1.5%
2007 2006 2005 2004
(1) Customer revenue is defined as total revenue less access services. Access services include switched network access and subsidies.
(2) % Growth for the 9 Months of 2007 excludes $135.5M of revenue from Commonwealth in 2007 and is calculated versus the same period for 2006
(3) EBITDA, as adjusted, excludes severance and early retirement costs, and management succession and strategic alternatives expenses. For a detailed definition of EBITDA, refer to page 17.
(4) Free cash flow for all years includes ELI.  For a detailed definition of free cash flow, refer to page 18.

16 Appendix Reconciliation of Non-GAAP financial measures

Reconciliation of Non-GAAP Financial
Measures
($ in 000's) 2004 2005 2006 2007
EBITDA (Operating Cash Flow)
Operating Income 460,301 $               588,968 $           644,490 $           530,525 $
Add back:
    Depreciation and amortization 549,381                  520,204             476,487              400,700
EBITDA (Operating Cash Flow), as reported 1,009,682 $            1,109,172 $        1,120,977 $        931,225 $
Add back:
    Severance and early retirement costs 1,182                      6,981                 7,193                 13,874
    Management succession and strategic alternatives expenses 90,632                     -                     -                      -
EBITDA (Operating Cash Flow), as adjusted 1,101,496 $            1,116,153 $        1,128,170 $        945,099 $
Revenue 2,022,378 $            2,017,041 $        2,025,367 $        1,710,787 $
EBITDA (Operating Cash Flow), as adjusted as % of Revenue 54.5% 55.3% 55.7% 55.2%
For the nine months
ended September 30, For the years ended December 31,

Reconciliation of Non-GAAP Financial
Measures
For the nine months
ended September 30,
($ in 000's)
2004 2005 2006 2007
Net Income Available to Common Shareholders
   to Free Cash Flow
Net income available to common shareholders 72,150 $             202,375 $           344,555 $           155,641 $
Add back:
    Depreciation and amortization 549,381              520,204              476,487              400,700
    Income tax expense 4,247                   75,270                136,479              97,785
    Management succession and strategic alternatives expenses 90,632                -                        -                        -
    Stock based compensation 10,963                8,427                   10,340                7,809
Subtract:
   Cash paid (refunded) for income taxes (4,901)                 4,711                   5,365                   53,670
   Investment and other income (loss), net of interest income (34,242)               (2,111)                 60,872                (17,088)                            (a)
   Capital expenditures 263,949              259,448              268,806              202,641
   Gain on sale of discontinued operations -                            1,167                   71,635                -
Free cash flow 502,567 $           543,061 $           561,183 $           422,712 $
Revenue 2,022,378 $        2,017,041 $        2,025,367 $        1,710,787 $
Free cash flow as % of Revenue 24.9% 26.9% 27.7% 24.7%
For the years ended December 31,
(a) Includes premium paid on debt repurchase in second quarter.